FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND
A Portfolio of Federated World Investment Series, Inc.

CLASS B SHARES AND CLASS C SHARES

Supplement to Prospectus and Statement of Additional Information (SAI) dated January 31, 2004.

The following information is effective August 1, 2004.

1. Under the prospectus section entitled "What are the Fund's Fees and Expenses?" please delete the fee table and example in their entirety and replace with the following:

WHAT ARE THE FUND'S FEES AND EXPENSES?

Federated International Capital Appreciation Fund

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, Class B and Class C Shares.


Shareholder Fees                                                Class A         Class B         Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases                5.50%           None            1.00%
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds, as           0.00%           5.50%           1.00%
applicable)

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends (and other Distributions) (as a percentage            None            None            None
of offering price)

Redemption Fee (as a percentage of amount redeemed,             2.00%           2.00%           2.00%
if applicable)1

Exchange Fee                                                    None            None            None

Annual Fund Operating Expenses (Before Waivers)2
Expenses That are Deducted From Fund Assets (as a
percentage of average net assets)
Management Fee3                                                 1.25%           1.25%           1.25%
Distribution (12b-1) Fee                                        0.25%4          0.75%           0.75%
Shareholder Services Fee                                        0.25%           0.25%           0.25%
Other Expenses5                                                 1.15%           1.15%           1.15%
Total Annual Fund Operating Expenses                            2.90%           3.40%6          3.40%

1 The redemption fee is imposed upon the redemptions of shares within 30 days of purchase.

2 The percentages shown are based on expenses for the entire fiscal year ending November 30, 2004. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Although not contractually obligated to do so, the adviser, administrator and distributor expect to waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2004.

  Total Waivers of Fund Expenses                                1.25%           1.00%           1.00%
  Total Actual Annual Fund Operating Expenses (after            1.65%           2.40%           2.40%
  waivers)7

3    The Adviser  expects to voluntarily  waive a portion of the management fee.
     The Adviser can terminate this  anticipated  voluntary  waiver at any time.
     The management fee paid by the Fund (after the anticipated voluntary waiver) is expected to be 0.32% for the fiscal year ending November 30, 2004.

4 Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending November 30, 2004.

5    The administrator  expects to voluntarily waive certain operating  expenses of the Fund.  This  anticipated  voluntary  waiver can be terminated at any
     time.  Total  other  operating   expenses  paid  by  the  Fund  (after  the
     anticipated  voluntary  waiver) is expected to be 1.08% for the fiscal year ending November 30, 2004.

6 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

7    The Actual Annual Fund Operating  Expenses  (after the waivers) were 1.97%,
     2.72% and 2.72%, respectively for the fiscal year ended November 30, 2003.


Example
-------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B and Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class
                           1 Year  3 Years   5 Years  10 Years
Class A:

Expenses assuming
redemption                 $827    $1,398    $1,994    $3,596

Expenses assuming no
redemption                 $827    $1,398    $1,994    $3,596

Class B:

Expenses assuming
redemption                 $893    $1,445    $1,969    $3,572

Expenses assuming no
redemption                 $343    $1,045    $1,769    $3,572

Class C:

Expenses assuming
redemption                 $539    $1,134    $1,852    $3,748

Expenses assuming no
redemption                 $439    $1,134    $1,852    $3,748

---------------------------------------------------------------------------

2. Please add the following sub-section to the end of the prospectus section entitled "What Do Shares Cost?":

     "FEE WHEN YOU REDEEM OR EXCHANGE (FOR CLASS B shares AND class C SHARES PURCHASED ON OR AFTER august 1, 2004)

     For 30 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and Statement of Additional Information (SAI) as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/ exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short- term redemptions, as intended. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first). The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 30 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/ exchange fee with respect to Shares purchased through some omnibus accounts, including employer sponsored retirement plan accounts.

     Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption fee, please see the Fund's SAI."

3. Please add the following sub-section after the end of the first sentence of the prospectus section entitled "How to Redeem and Exchange Shares":

     "FOR CLASS B shares AND class C SHARES PURCHASED ON OR AFTER August 1, 2004

     Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated Funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

     Shares may be redeemed at the NAV next determined after the Fund receives the redemption request. If the Shares are redeemed within 30 days of purchase, a 2% redemption fee will be charged. The redemption fee will be paid to the Fund."

4. Please add the following sub-section to the end of the SAI section entitled "What Do Shares Cost?":

     "SPECIAL REDEMPTION AND EXCHANGE INFORMATION (FOR CLASS B SHARES AND CLASS C SHARES PURCHASED ON OR AFTER August 1, 2004)

     For 30 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives  upon  exchange  or  redemption.  The  redemption/exchange  fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended. The redemption/exchange fee will be paid to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first). The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 30 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/ exchange fee with respect to Shares purchased through some omnibus accounts, including i) Shares purchased through employer sponsored retirement plan accounts, such as 401(k) plans, ii) Shares purchased by banks or trust companies acting in a fiduciary capacity on behalf of trust accounts and iii) Shares purchased through certain broker-dealer omnibus accounts. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee."

                                                                    May 28, 2004

Cusip 31428U797
Cusip 31428U789

30354 (4/04)